SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

THQ INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction
of incorporation or organization)

Commission File Number:  0-18813

13-3541686

(I.R.S. employer identification no.)

27001 Agoura Road, Suite 325
Calabasas Hills, California 91301

(Address of principal executive
offices, including zip code)

(818) 871-5000

(Registrant’s telephone number,
including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit Number	Description

	99.1	Press release dated July 29, 2004, relating to THQ Inc.’s financial results for the quarter ended June 30, 2004.

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition.

The following information is being furnished pursuant to both Item 9 and Item 12.

In a press release dated July 29, 2004, THQ Inc. (the “Company”) announced financial results for the quarter ended June 30, 2004.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Neither the information in this Current Report on Form 8-K nor the information in the press release shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  This information is also being furnished under Item 9. Regulation FD Disclousure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/S/ Edward K. Zinser
Date: July 29, 2004		Edward K. Zinser, Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated July 29, 2004, relating to THQ Inc.’s financial results for the quarter ended June 30, 2004.